                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-08599

                              SCUDDER EQUITY TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder-Dreman Financial Services Fund

Semiannual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during the 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04
Scudder-Dreman Financial Services Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	5.46%	15.49%	4.05%	4.30%	4.83%
Class B	5.00%	14.61%	3.21%	3.45%	3.97%
Class C	5.09%	14.68%	3.25%	3.50%	4.04%
S&P 500 Index+	6.79%	18.33%	-2.14%	-1.52%	1.75%
S&P Financial Index++	6.88%	19.04%	2.09%	4.62%	4.94%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.
* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 5/31/04	$ 11.99	$ 11.84	$ 11.88
11/30/03	$ 11.46	$ 11.33	$ 11.36
Distribution Information: Six Months: Income Dividends as of 5/31/04	$ .10	$ .05	$ .06

Class A Lipper Rankings - Financial Services Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	94	of	106	88
3-Year	41	of	95	43
5-Year	43	of	56	76

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder-Dreman Financial Services Fund - Class A [] S&P 500 Index+ [] S&P Financial Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. The growth of $10,000 is cumulative.

* The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04
Scudder-Dreman Financial Services Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,885	$10,618	$11,634	$12,642
	Average annual total return	8.85%	2.02%	3.07%	3.84%
Class B	Growth of $10,000	$11,161	$10,795	$11,751	$12,738
	Average annual total return	11.61%	2.58%	3.28%	3.97%
Class C	Growth of $10,000	$11,468	$11,007	$11,879	$12,793
	Average annual total return	14.68%	3.25%	3.50%	4.04%
S&P 500 Index+	Growth of $10,000	$11,833	$9,372	$9,262	$11,127
	Average annual total return	18.33%	-2.14%	-1.52%	1.75%
S&P Financial Index++	Growth of $10,000	$11,904	$10,640	$12,531	$13,467
	Average annual total return	19.04%	2.09%	4.62%	4.94%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Standard & Poor's (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Manager David N. Dreman addresses the economy, the management team's approach and the resulting performance of Scudder-Dreman Financial Services Fund for the six months ended May 31, 2004.

Q: Will you provide an overview of the market environment during the semiannual period?

A: During the six months ended May 31, 2004, the market wrestled with an uncertain economic recovery, inflationary fears, rising interest rates and global unrest. Although most experts agreed that an economic recovery had taken hold, its long-term viability was widely debated. As a result, the semiannual period was characterized by change, volatility and, ultimately, relatively muted returns.

While rising interest rates, such as we witnessed during the period, can hamper the performance of financial services stocks, the sector advanced, edging out the broader market. The Standard & Poor's 500 Index (S&P 500), which is generally representative of the overall stock market, rose 6.79% during the period.1 The Standard & Poor's Financial Index (S&P Financial Index), which is generally representative of the financial services universe, gained 6.88% during the period.2

1 The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2 The Standard & Poor's (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform?

A: Scudder-Dreman Financial Services Fund rose 5.46% for the six months ended May 31, 2004. (Return is for Class A shares, unadjusted for sales charges. If sales charges had been included, return would have been lower. Please see pages 4 through 6 for performance of other share classes and more complete performance information.) Fund performance trailed the 5.96% average total return of its peers in the Financial Services Funds category, as tracked by Lipper Inc., for the same period.3

3 The Lipper Financial Services Funds category includes those mutual funds that invest a significant portion of their assets in financial stocks. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in a category.

The fund's substantially overweight position (proportionately larger) as compared to the benchmark index in Freddie Mac and Fannie Mae was the primary reason behind its underperformance. These stocks, both of which are among the portfolio's five largest holdings, continued to be negatively affected by ongoing regulatory issues and the fallout of an investigation into the complex accounting methods of Freddie Mac. Its association hurt Fannie Mae, which is viewed by investors as a companion company to Freddie Mac.

We believe Freddie Mac and Fannie Mae are but temporary millstones. These stocks have long been core holdings of the portfolio. We remain convinced of their fundamental solidity and are optimistic about their potential for future growth. We believe that our commitment to holding a heavy overweight will be rewarded over time.

Q: Will you explain your "contrarian" value investing philosophy and how it informs investment management decisions for the fund?

A: The classic contrarian value investing philosophy is based on our contention that consensus opinion, especially when it comes to investing, is often wrong. Using a process of "bottom-up" analysis, which takes into account the individual merits of each stock, we seek financial services companies that we believe are fundamentally sound and that have, for one reason or another, fallen out of favor with the investing public. We look for stocks that are trading below what we determine to be their intrinsic values, with prices that are low relative to their earnings (P/E, the most common measure of how expensive a stock is), book value (P/B) and cash flow (P/CF).4 We also seek companies with dividends greater than those of the overall market or financial universe. Typically, these types of companies provide potential for above-market returns over time.

4 P/E is equal to a stock's market capitalization divided by its after-tax earnings over the most recent 12-month period. P/B is equal to a stock's market capitalization divided by its book value. (This ratio compares the market's valuation of a company with the value of that company as indicated on its financial statements.) P/CF is equal to a stock's capitalization divided by its cash flow for the latest fiscal year.

We're always looking for breaks in the market that will enable us to add quality companies to the portfolio when their stock prices have reached, or are on their way to reaching, what we believe are temporary lows.

Q: Which portfolio management strategies or stocks contributed most to performance during the period?

A: Advances were less a function of subsector positioning than individual stock performance. For the six months ended May 31, 2004, the portfolio's top performers were Provident Financial Group, American International Group, Inc. (AIG) and KeyCorp.

• Provident Financial Group, a regional bank holding company, was the fund's biggest winner. Provident surged after it was announced in February that National City Corp., a financial holding company with an extensive retail branch bank network, among other businesses, would acquire the company. According to the terms of the deal, which is expected to close sometime this summer, National City will purchase Provident's stock at a substantial premium. This is, of course, of great benefit to the stock's shareholders. At the time of closing, the fund will receive shares of National City stock equivalent in value to its position in Provident.

• The fund's single largest position, AIG, was its second-strongest performer. AIG is a holding company that, through its subsidiaries, engages in insurance and insurance-related businesses in the US and abroad. The stock rebounded decisively during the period from its previous lows. Property and casualty insurers, including AIG, suffered a significant setback after September 11, 2001. They were forced to raise prices to cover insured losses. Later, they raised prices again to compensate for the risk associated with possible future terrorist actions. More recently, concern about the pricing power of property and casualty companies, which has continued to wane, weighed heavily on the industry. In the case of AIG, speculation about a successor to the company's widely respected chairman and CEO, Maurice Greenberg, now age 78, added to negative investor sentiment. Because of these pressures, its price declined to levels well below what we believe to be the stock's real worth.

The fund's sizable stake in AIG was predicated on our confidence in the company's solid financial underpinnings, prudent management and potential for continued robust earnings growth. Although it had rebounded strongly, the stock was still trading well below its historic highs at the end of the period, which suggests room for improvement. We also contend that the company's thriving international business will help offset the negative consequences of declining pricing power among property and casualty companies in the US. Therefore, while we have maintained the fund's underweight position relative to the benchmark index in property and casualty companies, we are committed to our position in AIG.

• Among the fund's 10 largest holdings, KeyCorp also logged notable gains. Debate about the bank's ability to hold share in the competitive Ohio market caused the stock to drop earlier in the calendar year. During the period, however, widespread rumors that it was a possible takeover candidate sparked investor interest, driving prices higher. Strong earnings growth further helped the stock to recover lost ground. KeyCorp has been among the fund's core holdings for some time. It has been a consistently strong contributor to overall performance.

Q: Were there strategies or specific stocks that disappointed?

A: As mentioned earlier, the biggest detractor from performance was the fund's substantially overweight position in mortgage providers Freddie Mac and Fannie Mae. Over the past six months, the stocks remained under a media cloud. The companies continued to be locked in a battle with the Bush administration, which introduced tough, new regulatory guidelines, which have yet to be approved by Congress. The proposed guidelines are partially a result of an investigation into the accounting practices of Freddie Mac, which began approximately 18 months ago when it became known that the company had understated earnings. Fannie Mae, which is viewed similarly by the market, also was affected. Since then nothing more has been discovered. Yet investors, who today are acutely sensitive to any suggestion of wrongdoing, have steered clear of the stock.

Our view is decidedly more positive. We expect that these companies, which tend to trade in tandem, will soon be back on track. Because Freddie Mac and Fannie Mae provide low-cost mortgages to the general public, we do not anticipate that there will be enough support in Washington to increase regulation dramatically. Even so, we do not believe that tighter reins would hold back profitability. In terms of their potential, we believe these companies are poised to benefit from their time-proven management of interest rate risk, which could enable them to increase their mortgage portfolio holdings and earnings growth as well.

In our view, these companies continue to offer significant value, with remarkably low relative P/E ratios and strong earnings growth. At some point, we believe the investing public will recognize their fundamental strengths. Our patience and fortitude, we believe, will be rewarded.

• Washington Mutual, Inc., which is among those 10 largest holdings, also disappointed, due primarily to the stock's volatility during the period. Like other savings and loans, the stock was hit hard by rising interest rates and the resulting slowdown in mortgage lending. Its price fell precipitously after the company reported disappointing earnings. After months of extreme fluctuation, in May rumors of a possible takeover sent the stock soaring. Despite net losses, Washington Mutual still was among the top-performing savings and loans. We intend to maintain our holdings in the stock, which has been a consistently strong performer for the fund. Since 2002, Washington Mutual has gained substantial ground due to robust mortgage activity, strategic acquisitions and its very successful national retail branch expansion program.

Q: Do you have any closing comments for shareholders?

A: During the last several years, there has been an increasing movement of investors into value stocks. The trend appears to be accelerating as interest rates rise and investors become more reluctant to pay the high multiples of growth stocks. This bodes well for value investing.

We have continued to maintain a conservative portfolio position in response to rising interest rates. We are confident that our emphasis on higher quality, larger cap names will serve the portfolio well, despite potential short-term price pressure. These stocks, we believe, generally offer greater diversification and are more attractively valued than small and mid cap financials. Therefore, they are more likely to resist the effects of rising interest rates, providing greater profit potential. Because we expect investors to abandon financials fearing ever-rising rates, we will be opportunistic in our efforts to capitalize on attractive valuations across the financial sector.

We believe that our time-tested contrarian process can help our shareholders achieve their long-term investment goals. As always, we are thankful for their continued support and look forward to serving their needs in the future.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Asset Allocation	5/31/04	11/30/03

Common Stocks	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/04	11/30/03

Banks	43%	45%
Diversified Financials	30%	37%
Insurance	16%	14%
Capital Markets	7%	1%
Consumer Finance	4%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2004 (65.3% of Portfolio)
1. American International Group, Inc. Provider of insurance services	10.5%
2. Freddie Mac Supplier of mortgage credit	9.7%
3. Citigroup, Inc. Provider of diversified financial services	8.8%
4. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	8.3%
5. Bank of America Corp. Provider of commercial banking services	7.4%
6. Washington Mutual, Inc. Provider of diversified financial services	7.2%
7. KeyCorp. Provider of commercial banking services	3.9%
8. US Bancorp Provider of diversified financial services	3.4%
9. National Bank of Canada Provider of general banking and trust services	3.3%
10. American Express Co. Provider of travel-related, financial advisory and international banking services	2.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of May 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 99.9%
Financials 99.9%
Banks 43.4%
Bank of America Corp.	115,278	9,583,060
Bank One Corp.	18,700	906,015
Banknorth Group, Inc.	45,700	1,505,358
Charta Financial Corp.	19,300	652,147
Colonial BancGroup, Inc.	28,800	517,824
First Niagara Financial Group	47,600	592,620
Golden West Financial Corp.	15,900	1,729,443
Independence Community Bank Corp.	14,100	529,032
KeyCorp.	163,900	5,148,099
Mercantile Bankshares Corp.	31,000	1,447,390
National Bank of Canada	133,000	4,268,111
PNC Financial Services Group	56,200	3,102,802
Popular, Inc.	42,600	1,840,320
Provident Financial Group	31,300	1,253,252
Provident Financial Services, Inc.	35,000	638,400
Signature Bank*	5,300	132,712
Sovereign Bancorp, Inc.	105,600	2,296,800
Sterling Financial Corp.*	836	26,669
Union Planters Corp.	22,700	683,497
US Bancorp.	157,100	4,414,510
Wachovia Corp.	71,000	3,351,910
Washington Mutual, Inc.	213,200	9,312,576
Wells Fargo & Co.	42,200	2,481,360
		56,413,907
Capital Markets 7.3%
Bear Stearns Companies, Inc.	20,200	1,637,412
Franklin Resources, Inc.	23,900	1,201,692
J.P. Morgan Chase & Co.	76,500	2,818,260
Merrill Lynch & Co., Inc.	31,600	1,794,880
Morgan Stanley	36,000	1,926,360
Piper Jaffray Companies, Inc.*	1,802	87,217
		9,465,821
Consumer Finance 3.5%
American Express Co.	72,200	3,660,540
SLM Corp.	25,100	962,083
		4,622,623
Diversified Financial Services 29.8%
Allied Capital Corp.	67,700	1,829,931
CIT Group, Inc.	57,400	2,150,778
Citigroup, Inc.	245,300	11,389,279
Fannie Mae	159,500	10,798,150
Freddie Mac	216,200	12,623,918
		38,792,056
Insurance 15.8%
Allstate Corp.	34,500	1,517,310
American International Group, Inc.	186,950	13,703,435
Chubb Corp.	22,600	1,522,562
Jefferson-Pilot Corp.	13,300	682,689
Marsh & McLennan Companies, Inc.	30,800	1,358,896
Safeco Corp.	13,300	557,935
St. Paul Companies, Inc.	7,000	277,760
Torchmark Corp.	18,200	986,258
		20,606,845
Real Estate 0.1%
Government Properties Trust, Inc.	13,300	138,320
Total Common Stocks (Cost $92,963,271)		130,039,572

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 1.12% (b)
(Cost $76,974)	76,974	76,974
Total Investment Portfolio - 100.0% (Cost $93,040,245) (a)		130,116,546

* Non-income producing security
(a) The cost for federal income tax purposes was $93,040,245. At May 31, 2004, net unrealized appreciation for all securities based on tax cost was $37,076,301. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,270,697 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $194,396.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $92,963,271)	$ 130,039,572
Investment in Scudder Cash Management QP Trust (cost $76,974)	76,974
Total investments in securities, at value (cost $93,040,245)	130,116,546
Cash	10,000
Receivable for Investments sold	1,292,078
Dividends receivable	115,124
Interest receivable	113
Receivable for Fund shares sold	99,763
Other assets	2,989
Total assets	131,636,613
Liabilities
Payable for Fund shares redeemed	254,128
Accrued management fee	85,922
Other accrued expenses and payables	187,704
Total liabilities	527,754
Net assets, at value	$ 131,108,859
Net Assets
Net assets consist of: Undistributed net investment income	844,607
Net unrealized appreciation (depreciation) on investments	37,076,301
Accumulated net realized gain (loss)	(15,845,613)
Paid-in capital	109,033,564
Net assets, at value	$ 131,108,859

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($77,741,109 / 6,485,454 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.99
Maximum offering price per share (100 / 94.25 of $11.99)	$ 12.72
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($41,215,463 / 3,480,530 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.84
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,152,287 / 1,022,666 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.88

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2004 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $13,094)	$ 1,804,610
Interest - Scudder Cash Management QP Trust	1,297
Total Income	1,805,907
Expenses: Management fee	523,213
Services to shareholders	182,143
Custodian and accounting fees	34,526
Distribution service fees	422,829
Auditing	20,240
Legal	2,431
Trustees' fees and expenses	11,090
Reports to shareholders	17,665
Registration fees	13,108
Other	517
Total expenses, before expense reductions	1,227,762
Expense reductions	(4)
Total expenses, after expense reductions	1,227,758
Net investment income (loss)	578,149
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,578,197
Foreign currency related transactions	(1,256)
2,576,941
Net unrealized appreciation (depreciation) during the period on: Investments	4,017,086
Foreign currency related transactions	(9)
4,017,077
Net gain (loss) on investment transactions	6,594,018
Net increase (decrease) in net assets resulting from operations	$ 7,172,167

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2004 (Unaudited)	Year Ended November 30, 2003
Operations: Net investment income (loss)	$ 578,149	$ 1,199,005
Net realized gain (loss) on investment transactions	2,576,941	593,411
Net unrealized appreciation (depreciation) on investment transactions during the period	4,017,077	19,365,341
Net increase (decrease) in net assets resulting from operations	7,172,167	21,157,757
Distributions to shareholders from: Net investment income: Class A	(553,179)	(681,095)
Class B	(293,815)	(12,507)
Class C	(60,045)	(4,610)
Fund share transactions: Proceeds from shares sold	28,168,600	16,249,149
Reinvestment of distributions	821,357	625,595
Cost of shares redeemed	(41,155,812)	(35,322,575)
Net increase (decrease) in net assets from Fund share transactions	(12,165,855)	(18,447,831)
Increase (decrease) in net assets	(5,900,727)	2,011,714
Net assets at beginning of period	137,009,586	134,997,872
Net assets at end of period (including undistributed net investment income of $844,607 and $1,173,497, respectively)	$ 131,108,859	$ 137,009,586

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.46	$ 9.79	$ 10.36	$ 10.27	$ 9.74	$ 9.65
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.14	.09	.06	.16	.13
Net realized and unrealized gain (loss) on investment transactions	.56	1.65	(.62)	.16	.52	.06
Total from investment operations	.63	1.79	(.53)	.22	.68	.19
Less distributions from: Net investment income	(.10)	(.12)	(.04)	(.13)	(.15)	(.08)
Net realized gains on investment transactions	-	-	-	-	-	(.02)
Total distributions	(.10)	(.12)	(.04)	(.13)	(.15)	(.10)
Net asset value, end of period	$ 11.99	$ 11.46	$ 9.79	$ 10.36	$ 10.27	$ 9.74
Total Return (%)[c]	5.46**	18.44	(5.19)	2.08	7.14	1.95[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	78	63	59	75	81	82
Ratio of expenses before expense reductions (%)	1.36*	1.36	1.36	1.45	1.47[e]	1.44
Ratio of expenses after expense reductions (%)	1.36*	1.36	1.36	1.45	1.46[e]	1.31
Ratio of net investment income (loss) (%)	1.23*	1.36	.94	.58	1.69	1.27
Portfolio turnover rate (%)	1*	5	16	17	9	14
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.42% and 1.41%, respectively.
* Annualized
** Not annualized

Class B
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.33	$ 9.64	$ 10.26	$ 10.19	$ 9.65	$ 9.59
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.06	.02	(.02)	.08	.04
Net realized and unrealized gain (loss) on investment transactions	.53	1.63	(.64)	.15	.54	.05
Total from investment operations	.56	1.69	(.62)	.13	.62	.09
Less distributions from: Net investment income	(.05)	-[c]	-	(.06)	(.08)	(.01)
Net realized gains on investment transactions	-	-	-	-	-	(.02)
Total distributions	(.05)	-	-	(.06)	(.08)	(.03)
Net asset value, end of period	$ 11.84	$ 11.33	$ 9.64	$ 10.26	$ 10.19	$ 9.65
Total Return (%)[d]	5.00**	17.55	(6.04)	1.28	6.28	1.08[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	62	64	82	85	90
Ratio of expenses before expense reductions (%)	2.16*	2.15	2.16	2.23	2.27[f]	2.22
Ratio of expenses after expense reductions (%)	2.16*	2.15	2.16	2.23	2.27[f]	2.20
Ratio of net investment income (loss) (%)	.43*	.57	.14	(.20)	.92	.38
Portfolio turnover rate (%)	1*	5	16	17	9	14
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.22% and 2.22%, respectively.
* Annualized
** Not annualized

Class C
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.36	$ 9.67	$ 10.28	$ 10.22	$ 9.69	$ 9.61
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.06	.02	(.02)	.09	.04
Net realized and unrealized gain (loss) on investment transactions	.55	1.63	(.63)	.15	.52	.07
Total from investment operations	.58	1.69	(.61)	.13	.61	.11
Less distributions from: Net investment income	(.06)	-[c]	-	(.07)	(.08)	(.01)
Net realized gains on investment transactions	-	-	-	-	-	(.02)
Total distributions	(.06)	-	-	(.07)	(.08)	(.03)
Net asset value, end of period	$ 11.88	$ 11.36	$ 9.67	$ 10.28	$ 10.22	$ 9.69
Total Return (%)[d]	5.09**	17.52	(5.93)	1.22	6.38	1.09[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	12	12	18	18	16
Ratio of expenses before expense reductions (%)	2.10*	2.11	2.13	2.19	2.23[f]	2.16
Ratio of expenses after expense reductions (%)	2.10*	2.11	2.13	2.19	2.20[f]	2.14
Ratio of net investment income (loss) (%)	.49*	.61	.16	(.16)	.99	.44
Portfolio turnover rate (%)	1*	5	16	17	9	14
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.17% and 2.14%, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder-Dreman Financial Services Fund (the ``Fund'') is a non-diversified series of Scudder Equity Trust (the ``Trust'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $17,542,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($2,013,000), November 30, 2009 ($1,905,000) and November 30, 2010 ($13,624,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $995,552 and $14,243,297, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. DVM is paid by the Advisor for its services.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40% average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering costs).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended May 31, 2004, the amounts charged to the Fund by SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2004
Class A	$ 69,516	$ 35,068
Class B	80,682	15,743
Class C	15,749	8,477
	$ 165,947	$ 59,288

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended May 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $31,467, all of which is unpaid at May 31, 2004.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2004
Class B	$ 215,372	$ 28,837
Class C	48,591	8,391
	$ 263,963	$ 37,228

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2004	Annualized Effective Rate
Class A	$ 82,934	$ 13,471.24%
Class B	63,311	-	.22%
Class C	12,621	-	.20%
	$ 158,866	$ 13,471

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the six months ended May 31, 2004 aggregated $7,865 and $131, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended May 31, 2004, the CDSC for Class B and C shares aggregated $47,433 and $2,718, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2004, SDI received no payments.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the
"QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2004, the custodian fee was reduced by $4 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2004		Year Ended November 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,995,871	$ 23,981,255	1,020,383	$ 10,420,187
Class B	167,369	2,003,859	423,542	4,231,162
Class C	182,105	2,183,486	157,533	1,597,800
		$ 28,168,600		$ 16,249,149
Shares issued to shareholders in reinvestment of distributions
Class A	43,602	$ 497,942	62,557	$ 610,230
Class B	23,708	268,381	1,196	11,303
Class C	4,839	55,034	428	4,062
		$ 821,357		$ 625,595
Shares redeemed
Class A	(1,032,214)	$ (12,396,074)	(1,641,963)	$ (16,476,237)
Class B	(2,190,933)	(26,010,792)	(1,584,594)	(15,705,357)
Class C	(233,073)	(2,748,946)	(317,183)	(3,140,981)
		$ (41,155,812)		$ (35,322,575)
Net increase (decrease)
Class A	1,007,259	$ 12,083,123	(559,023)	$ (5,445,820)
Class B	(1,999,856)	(23,738,552)	(1,159,856)	(11,462,892)
Class C	(46,129)	(510,426)	(159,222)	(1,539,119)
		$ (12,165,855)		$ (18,447,831)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KDFAX	KDFBX	KDFCX
CUSIP Number	81114P-107	81114P-206	81114P-305
Fund Number	084	284	384

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman Financial Services Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman Financial Services Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------------